EXHIBIT 10.1

MEMBER INTEREST PURCHASE AGREEMENT

MEMBER INTEREST PURCHASE AGREEMENT dated as of the last signature date below (this “Agreement”), by and among StrikeForce Technologies, Inc., a Wyoming corporation (the “SFOR”) and Cybersecurity Risk Solutions, LLC, a New Jersey Limited Liability Corporation (“CYBERSECURITY” and collectively with SFOR, the “Parties”) (CYBERSECURITY and its sole Member, the “Member”).

WHEREAS, SFOR and CYBERSECURITY have determined that a business combination between CYBERSECURITY and SFOR, to be effected by a contribution described in Section 1.1 herein (the “Exchange”) in which SFOR is granted membership interests (the “Interests”) in CYBERSECURITY in exchange for consideration of shares of common stock in SFOR (as further described in Section 1.1 below), upon the terms and subject to the conditions set forth herein, is advisable and in the best interests of their respective companies, members and stockholders, and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits;

WHEREAS, SFOR (i) has determined that the Exchange is fair to, and in the best interests of, SFOR and its shareholders and (ii) has approved and declared the advisability of entering into this Agreement;

WHEREAS, the parties hereto intend that the Exchange qualify for income tax purposes as a tax-free exchange pursuant to the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

THE EXCHANGE

Section 1.1 Exchange.

(a) Exchange Consideration. At the effective time of the Closing (the “Effective Time”), automatically and without any action on the part of any party, or other person:

(i) Membership Interests. Subject to the terms and conditions set forth in this Agreement, CYBERSECURITY shall issue SFOR one hundred percent (100%) of the Member Interests of CYBERSECURITY immediately as of the Effective Time and CYBERSECURITY and its Members shall receive the consideration as set forth herein (hereinafter, the “Exchange Consideration”).

(ii) Rights and Responsibilities of Current Member.

A.

As of the Effective Time but no later than ten (10) days following the Effective Time, SFOR shall issue to current members of CYBERSECURITY, listed on Schedule A herein (the “Current Members”), proportionate to their Member Interests in CYBERSECURITY, an aggregate of Five Hundred Thousand (500,000) shares of SFOR common stock (the “Shares”).

B.	The Current Member shall, at the request of SFOR, appoint a designee of SFOR to serve on the Board of Managers of CYBERSECURITY.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

1 | Page

(iii) Rights and Responsibilities of CYBERSECURITY.

A.	CYBERSECURITY will maintain all bank accounts following the Closing but will cooperate with SFOR to transfer control of the bank accounts to a designee of SFOR.

B.

CYBERSECURITY will provide SFOR with all financial records, passwords, and any information necessary for SFOR’s designee to the Board of Managers of CYBERSECURITY to maintain the business of CYBERSECURITY.

C.	CYBERSECURITY will fully cooperate with SFOR to provide all documents and other disclosure required by SFOR for its mandated reports as a public SFOR.

Section 1.2 Exchange Procedures.

(i) At or prior to the Closing, SFOR will, in exchange for the Member Interests, contribute the Shares, such action to be memorialized in CYBERSECURITY’s Operating Agreement that will be amended and restated solely to reflect the terms herein or, if not drafted, prepared by the incoming Board of Managers.

(ii) Full Satisfaction of Rights. All the Exchange Consideration for which the Interests shall have been exchanged pursuant to this Article 1 shall be deemed to have been issued in full satisfaction of all rights pertaining to the member Interests.

Section 1.3 Member Approvals. As required, the Member represent and warrants, that such Member is the sole Member and has properly consented to the approval and adoption of this Agreement and the Exchange.

Section 1.4 Closing. The closing of the Exchange and the other transactions contemplated by this Agreement (the “Closing”) shall take place at a date mutually set by the Parties (the “Closing Date”), which shall be the date of satisfaction (or waiver in accordance with this Agreement) of all of the conditions set forth herein.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF CYBERSECURITY AND THE SOLE MEMBER

CYBERSECURITY and the sole Member represents and warrants to SFOR that, except as disclosed in a Schedule (numbered in accordance with the corresponding Section):

Section 2.1 Existence and Power. CYBERSECURITY is a limited liability company duly formed, validly existing and in good standing under the laws of its state of incorporation and has all limited liability powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on CYBERSECURITY. CYBERSECURITY is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on CYBERSECURITY. CYBERSECURITY has heretofore delivered to SFOR true and complete copies of the Articles of Organization and Operating Agreement, if any, of CYBERSECURITY (which includes a list of all Members and their contributions) as currently in effect. In this Agreement, any reference to a "Material Adverse Effect" means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations CYBERSECURITY.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

2 | Page

Section 2.2 Authorization. The execution, delivery and performance by CYBERSECURITY of this Agreement, the performance of their obligations hereunder, and the consummation of the transactions contemplated hereby are within CYBERSECURITY powers and have been duly authorized by all necessary action. Any action necessary in connection with the execution and delivery of this Agreement, the performance of CYBERSECURITY obligations hereunder and the consummation of the Exchange have been duly approved. This Agreement has been duly and validly executed and delivered by CYBERSECURITY and is a legal, valid and binding obligation of CYBERSECURITY enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

Section 2.3 Governmental Authorization. The execution and delivery of this Agreement and the performance by CYBERSECURITY of its obligations under this Agreement relating to the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) State corporate and securities laws or regulations of various states or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on CYBERSECURITY, or materially impair the ability of CYBERSECURITY to consummate the Exchange and the transactions contemplated by this Agreement.

Section 2.4 Non-contravention. The execution and delivery by CYBERSECURITY of this Agreement and the consummation by CYBERSECURITY of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate CYBERSECURITY’s Articles of Organization and Operating Agreement, if any (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person (as defined herein) under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of CYBERSECURITY, or to a loss of any benefit to which CYBERSECURITY is entitled under any provision of any agreement or other instrument binding upon CYBERSECURITY, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of CYBERSECURITY, or (iv) result in the creation or imposition of any Lien (as defined herein) on any asset of CYBERSECURITY. “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. “Person” shall include all natural persons, corporations, business trusts, associations, limited liability companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

3 | Page

Section 2.5 Capitalization.

(a) As of the date of this Agreement, the Member holds 100% of the Member Interests in CYBERSECURITY (the “Member Interests”). The Member Interests in CYBERSECURITY have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase other than those that have been waived or otherwise cured or satisfied. Except as set forth herein, as of the date hereof there are no outstanding options, warrants, subscriptions, conversion or other rights, agreements or other commitments obligating CYBERSECURITY to issue any interests or any securities convertible into, exchangeable for or evidencing the right to subscribe for any interests in CYBERSECURITY.

(b) There are no outstanding obligations, contingent or otherwise, of CYBERSECURITY to redeem, purchase or otherwise acquire any interests or other securities of CYBERSECURITY.

(e) CYBERSECURITY is not in violation of and has not violated any federal or state securities laws in connection with any transaction relating to CYBERSECURITY and/or any affiliate, including without limitation, the acquisition of any stock, business or assets of any third party or the issuance of any interest of CYBERSECURITY.

(f) The Member Interests will be duly authorized for issuance and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance thereof will not be subject to any preemptive or other similar right.

Section 2.6 Compliance with Laws and Court Orders. CYBERSECURITY holds all permits, licenses, variances, exemptions, orders, franchises and approvals of all governmental entities necessary for the lawful conduct of its business (the “Permits”), except where the failure so to hold would not have a Material Adverse Effect on CYBERSECURITY. CYBERSECURITY is in compliance with the terms of Permits, except where the failure so to comply would not have a Material Adverse Effect on CYBERSECURITY. CYBERSECURITY is and has been in compliance with, and to the best knowledge of CYBERSECURITY is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on CYBERSECURITY.

Section 2.7 Litigation. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of CYBERSECURITY threatened against or affecting, CYBERSECURITY or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

Section 2.8 Finder’s Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of CYBERSECURITY who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 2.9 Financial Statements CYBERSECURITY represents and warrants that CYBERSECURITY is able to provide Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Changes in Shareholders' Equity and Consolidated Statement of Cash Flows as of and for the years ended December 31, 2020 and December 31, 2019 as well as GAAP required information since inception (the "Balance Sheet"). Such financial statements (i) are in accordance with the books and records of CYBERSECURITY, (ii) will present fairly in all material respects the financial condition of CYBERSECURITY at the dates therein specified and the results of its operations and changes in financial position for the periods therein specified and (iii) can be prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior accounting periods. There are no outstanding or anticipated financial obligations of CYBERSECURITY except as disclosed on the Balance Sheet and provided as Schedule 2.9 herein.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

4 | Page

Section 2.10 Assets and Contracts. CYBERSECURITY shall have provided SFOR will all material agreements. Except as expressly set forth in a schedule to this Agreement, CYBERSECURITY is not a party to any written or oral agreement not made in the ordinary course of business that is material to CYBERSECURITY and has not been provide to SFOR. CYBERSECURITY does not own any real property. Except as disclosed in Schedule 2,10, CYBERSECURITY is not a party to or otherwise barred by any written or oral (a) agreement with any labor union, (b) agreement for the purchase of fixed assets or for the purchase of materials, supplies or equipment in excess of normal operating requirements, (c) agreement for the employment of any officer, individual employee or other Person on a full-time basis or any agreement with any Person for consulting services, (d) bonus, pension, profit sharing, retirement, stock purchase, stock option, deferred compensation, medical, hospitalization or life insurance or similar plan, contract or understanding with respect to any or all of the employees of CYBERSECURITY or any other Person, (e) indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement, promissory note or other agreement or instrument relating to or evidencing Indebtedness for borrowed money or subjecting any asset or property of CYBERSECURITY to any Lien or evidencing any Indebtedness, (f) guaranty of any Indebtedness, (g) lease or agreement under which CYBERSECURITY is lessee of or holds or operates any property, real or personal, owned by any other Person, (h) lease or agreement under which CYBERSECURITY is lessor or permits any Person to hold or operate any property, real or personal, owned or controlled by CYBERSECURITY, (i) agreement granting any preemptive right, right of first refusal or similar right to any Person, (j) agreement or arrangement with any “Affiliate” or any "associate" (as such terms are defined in Rule 405 under the Securities Act) of CYBERSECURITY or any present or former officer, director or stockholder of CYBERSECURITY, (k) agreement obligating CYBERSECURITY to pay any royalty or similar charge for the use or exploitation of any tangible or intangible property, (1) covenant not to compete or other restriction on its ability to conduct a business or engage in any other activity, (m) distributor, dealer, manufacturer's representative, sales agency, franchise or advertising contract or commitment, (n) agreement to register securities under the Securities Act, (o) collective bargaining agreement, or (p) agreement or other commitment or arrangement with any Person continuing for a period of more than two months from the Closing Date that involves an expenditure or receipt by CYBERSECURITY in excess of $1,000. CYBERSECURITY maintains no insurance policies and insurance coverage of any kind with respect to CYBERSECURITY, its business, premises, properties, assets, employees and agents. CYBERSECURITY has provided SFOR with a true and complete list and description of each bank account, savings account, other deposit relationship and safety deposit box of CYBERSECURITY, including the name of the bank or other depository, the account number and the names of the individuals having signature or other withdrawal authority with respect thereto. Except as disclosed on Schedule 2.10, no consent of any bank or other depository is required to maintain any bank account, other deposit relationship or safety deposit box of CYBERSECURITY in effect following the consummation of this transaction and the related transactions contemplated hereby.

Section 2.11 CYBERSECURITY owns or has valid rights to use the Trademarks, trade names, domain names, copyrights, patents, logos, licenses and computer software programs (including, Without limitation, the source codes thereto) that are necessary for the conduct of its business as now being conducted as provided SFOR will all requisite document affirming ownership or right to use (the “Intellectual Property” or “License Agreements” as appropriate). To the knowledge of CYBERSECURITY, none of CYBERSECURITY’s Intellectual Property or License Agreements infringe upon the rights of any third party that may give rise to a cause of action or claim against CYBERSECURITY or its successors. For clarification, the term “License Agreements” means any license agreements granting any right to use or practice any rights under any Intellectual Property (except for such agreements for off-the-shelf products that are generally available for less than $10,000), and any written settlements relating to any Intellectual Property, to which SFOR is a party or otherwise bound.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

5 | Page

Section 2.12 Tax Matters. Except as provided on Schedule 2.12:

(a) CYBERSECURITY has filed all sales and use Tax Returns for any tax period that CYBERSECURITY was required to file and has paid all sales and use Taxes for any tax period required to have been paid prior to the Closing Date. Such sales and Tax returns were correct and complete in all material respects.

(b) CYBERSECURITY has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee and all Forms W-2 and K-1 required with respect thereto have been properly completed and timely filed by CYBERSECURITY, and as to payments made to independent contractors, all Forms 1099 required to be filed by CYBERSECURITY with respect thereto have been properly completed and timely filed.

(c) There are no liens on any of the assets of CYBERSECURITY that arose in connection with any failure (or alleged failure) to pay any Tax.

(d) There is no dispute or claim concerning any Tax liability of CYBERSECURITY either (i) claimed or raised by any Governmental Body in writing or (ii) as to which CYBERSECURITY has knowledge. No written claim has ever been made by an authority in a jurisdiction where CYBERSECURITY does not file Tax Returns that CYBERSECURITY is or may be subject to taxation by that jurisdiction.

(e) Schedule 2.12(e) lists all Tax Returns that have been, or currently are, the subject of any audit.

(f) For purposes of this Agreement, “Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code §59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

6 | Page

Section 2.13 Purchase for Investment. CYBERSECURITY and the Current Member are financially able to bear the economic risks of acquiring an interest in SFOR and the other transactions contemplated hereby, and have no need for liquidity in this investment. CYBERSECURITY and the Current Member have such knowledge and experience in financial and business matters in general, and with respect to businesses of a nature similar to the business of SFOR, so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Shares. The Current Member is acquiring the Shares solely for his own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration is available. CYBERSECURITY and the Current Member have (i) received all the information they have deemed necessary to make an informed investment decision with respect to the acquisition of the Shares, (ii) had an opportunity to make such investigation as they have desired pertaining to SFOR and the acquisition of an interest therein, and to verify the information which is, and has been, made available to them and (iii) had the opportunity to ask questions of SFOR concerning SFOR. CYBERSECURITY has received no public solicitation or advertisement with respect to the offer or sale of the Shares. CYBERSECURITY and the Current Member realizes that the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale. CYBERSECURITY and the Current Member understand that any resale of the Shares by him must be registered under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for SFOR at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws). CYBERSECURITY and the Current Member acknowledge and consent that certificates now or hereafter issued for the Shares will bear a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(1) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.

Section 2.14 Full Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered by CYBERSECURITY pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SFOR

SFOR represents and warrants to the Member that:

Section 3.1 Corporate Existence and Power. SFOR is a corporation duly incorporated and in good standing under the laws of the State of Wyoming. SFOR has all powers and governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on SFOR. At the Closing, SFOR will be duly qualified to do business as a foreign corporation and will be in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on SFOR.

Section 3.2 Authorization. The execution, delivery and performance by SFOR of this Agreement and the consummation by SFOR of the transactions contemplated hereby are within the powers of SFOR, and will, when executed by all the Shareholders, have been duly authorized by all necessary action. This Agreement, assuming the due authorization, execution and delivery thereof by SFOR, is a legal, valid and binding obligation of SFOR, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

7 | Page

Section 3.3 Governmental Authorization. The execution and delivery of this Agreement and the performance by SFOR of its obligations under this Agreement relating to the Exchange, the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Securities Act, or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on SFOR or materially impair the ability of SFOR to consummate the Exchange and the transactions contemplated by this Agreement.

Section 3.4 Non-contravention. The execution and delivery by SFOR of this Agreement and the consummation by SFOR of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate SFOR’s Certificate of Incorporation, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of SFOR, or to a loss of any benefit to which SFOR, is entitled under any provision of any agreement or other instrument binding upon SFOR, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of SFOR or (iv) result in the creation or imposition of any Lien on any asset of SFOR, except, in the case of clauses (ii), (iii) and (iv), for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on SFOR or materially impair the ability of SFOR to consummate the transactions contemplated by this Agreement.

Section 3.5 Capitalization. The authorized capital stock of SFOR is disclosed in the filings by SFOR with the Securities and Exchange Commission. The Shares have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase other than those that have been waived or otherwise cured or satisfied. There are no outstanding obligations, contingent or otherwise, of SFOR to redeem, purchase or otherwise acquire any capital stock or other securities of SFOR. SFOR is not in violation of and has not violated any federal or state securities laws in connection with any transaction relating to SFOR and/or an Affiliate, including without limitation, the acquisition of any stock, business or assets of any third party or the issuance of any capital stock of SFOR.

Section 3.6 Financial Statements. The balance sheets and statements of operations, stockholders’ equity and cash flows contained in the filings by SFOR with the Securities and Exchange Commission (the “SFOR Financial Statements”) (a) have been prepared in accordance With GAAP applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits), are in accordance with the books and records of SFOR and (c) present fairly in all material respects the financial condition of SFOR at the dates therein specified and the results of its operations and changes in financial position for the periods therein specified.

Section 3.8 Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered to SFOR pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

8 | Page

ARTICLE 4

INDEMNIFICATION

Section 4.1 Indemnification by SFOR.

SFOR shall indemnify, defend and hold harmless CYBERSECURITY, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director, member or partner of CYBERSECURITY, any subsidiary or affiliate thereof or an employee of CYBERSECURITY, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the “LLC Indemnified Parties”) against all losses, claims, damages, costs, expenses (including attorneys’ fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by SFOR or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or any act, omission or conduct of any officer, director or agent of SFOR or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith (the “CYBERSECURITY Indemnified Liabilities”). Any CYBERSECURITY Indemnified Party wishing to claim indemnification under this Section 4.1, upon learning of any such claim, action, suit, proceeding or investigation, shall notify SFOR, but the failure so to notify shall not relieve SFOR from any liability that it may have under this Section 4.1, except to the extent that such failure would materially prejudice SFOR. CYBERSECURITY Indemnified Parties shall permit SFOR (at the expense of SFOR) to assume the defense of any CYBERSECURITY Indemnified Liabilities.

Section 4.2 Indemnification by the CYBERSECURITY

CYBERSECURITY and its sole Member shall indemnify, defend and hold harmless each of SFOR, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of SFOR, any subsidiary or affiliate thereof or an employee of SFOR, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the “SFOR Indemnified Parties”) against all losses, claims, damages, costs, expenses (including attorneys’ fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by the Members or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or (ii) any act, omission or conduct of any officer, director or agent of CYBERSECURITY or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith (the “SFOR Indemnified Liabilities”). Any SFOR Indemnified Party wishing to claim indemnification under this Section 4.2, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Members, but the failure so to notify shall not relieve the Members from any liability that they may have under this Section 4.2, except to the extent that such failure would materially prejudice the Members.

Section 4.3 Survival of Indemnification

All rights to indemnification under this Article 4 shall survive the consummation of the Exchange and the termination of this Agreement. The provisions of this Article 4 are intended to be for the benefit of, and shall be enforceable by, each party hereto, and his or her heirs and representatives.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

9 | Page

ARTICLE 5

COVENANTS OF THE PARTIES

The parties hereto agree that:

Section 5.1 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party hereto will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

Section 5.2 Filings; Other Action. Subject to the terms and conditions herein provided, SFOR and CYBERSECURITY shall promptly use reasonable best efforts to cooperate with one another in (i) determining whether any filings are required to be made with, or consents, permits, authorizations or approvals are required to be obtained from, any third party, the United States government or any agencies, departments or instrumentalities thereof or other governmental or regulatory bodies or authorities of federal, state, local and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, and (iii) taking or causing to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby.

Section 5.3 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

(a) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with any of the transactions contemplated by this Agreement;

(b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement that relate to the consummation of the transactions contemplated by this Agreement.

ARTICLE 6

CONDITIONS PRECEDENT

Section 6.1 Conditions of Obligations of SFOR. The obligations of SFOR to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by SFOR:

(a) Representations and Warranties. Each of the representations and warranties of CYBERSECURITY and its Member set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on CYBERSECURITY.

(b) Performance of Obligations CYBERSECURITY. CYBERSECURITY shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

10 | Page

(c) Execution of this Agreement by all parties;

(d) Approval of this Agreement by the Board of Managers and the Current Member of CYBERSECURITY;

(e) Absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of CYBERSECURITY;

(f) Absence of pending or threatened litigation, investigations or other matters affecting CYBERSECURITY;

Section 6.2 Conditions of Obligations of CYBERSECURITY and the Member respectively. The obligations of CYBERSECURITY and the Member to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by SFOR:

(a) Representations and Warranties. Each of the representations and warranties of SFOR set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on SFOR.

(b) Performance of Obligations of SFOR. SFOR shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Execution of this Agreement by all parties;

(d) Approval of this Agreement by the Board of Directors of SFOR;

(e) Absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of SFOR.

ARTICLE 7

TERMINATION

Section 7.1 Termination. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing:

(a) by mutual written consent of the parties hereto;

(b) by SFOR if (i) CYBERSECURITY shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by CYBERSECURITY; or (ii) any representations and warranties of CYBERSECURITY contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on CYBERSECURITY; or

(c) by CYBERSECURITY if (i) SFOR shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by them; or (ii) any representations and warranties of SFOR contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of the Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on SFOR.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

11 | Page

ARTICLE 8

MISCELLANEOUS

Section 8.1 Survival of Representations and Warranties. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Closing.

Section 8.2 Amendments; No Waivers.

(a) Any provision of this Agreement with respect to transactions other than the Exchange contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by SFOR and the Member; or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 8.3 Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 8.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

Section 8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without giving effect to the principles of conflicts of law thereof.

Section 8.6 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of Wyoming, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.11 shall be deemed effective service of process on such party.

Section 8.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 8.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. SFOR or CYBERSECURITY make no representations or warranties, except as set forth in this Agreement.

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

12 | Page

Section 8.9 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 8.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 8.11 Notice. Any notice, request or other communication hereunder shall be given in writing and shall be served either personally, by overnight delivery or delivered by mail, certified return receipt or by email with a confirmation of receipt to the ng addresses provided by the other Party.

Section 8.12 Confidentiality. Each of the parties hereto agrees that it will not use, or permit the use of, any of the information relating to SFOR or CYBERSECURITY respectively furnished to each other in connection with this Agreement ("Confidential Information"), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to SFOR or CYBERSECURITY or the Agreement and the transactions contemplated hereby and thereby; except this Agreement and its terms and conditions may be published in accordance with the requirements of SFOR in their public filings with the Securities and Exchange Commission and/or pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended or in a press release by SFOR. CYBERSECURITY and SFOR respectively, will cause its directors, officers, employees, agents and representatives not to, disclose, divulge, provide or make accessible any of the Confidential Information to any person or entity, other than their responsible officers, employees, advisors or attorneys or otherwise as required by law or regulation.

Section 8.13 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

[SIGNATURE PAGE FOLLOWS]

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

13 | Page

IN WITNESS WHEREOF, each of the following individuals has caused this Agreement to be signed, and each party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officer, all as of the day and year first above written.

STRIKEFORCE TECHNOLOGIES, INC.

By:	/s/ Mark L. Kay
Name:	Mark L. Kay
Title:	Chief Executive Officer

Date:	April 15, 2021

CYBERSECURITY RISK SOLUTIONS, LLC

By:	/s/ William R. Lynch
Name:	William Lynch
Title:	Manager

Date:	April 15, 2021

SOLE MEMBER
(solely as to matters herein directed to the Current Members)

By:	/s/ William R. Lynch
Name:	William Lynch

Date:	April 15, 2021

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

14 | Page

Schedule A

Name & Social Security No. (Tax ID)	Address	No. of Restricted Shares

Will Lynch		500,000

MEMBER INTEREST PURCHASE AGREEMENT

by and among StrikeForce Technologies, Inc.,  and

Cybersecurity Risk Solutions, LLC.

15 | Page